UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE OCTOBER 6, 2007.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES UNDERLYING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL OCTOBER 6, 2007.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF U.S. GEOTHERMAL INC. (THE "CORPORATION") THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE CORPORATION, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATIONS UNDER THE U.S. SECURITIES ACT IF AVAILABLE, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, OR (E) WITH THE PRIOR WRITTEN CONSENT OF THE CORPORATION, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE, SECURITIES LAWS; PROVIDED THAT, IN CONNECTION WITH A TRANSFER PURSUANT TO (C), (D) OR (E) ABOVE, AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION HAS BEEN PROVIDED TO THE CORPORATION TO SUCH EFFECT.

BROKER WARRANT
TO PURCHASE UP TO <> COMMON SHARES
OF U.S. GEOTHERMAL INC.

THIS IS TO CERTIFY THAT for valuable consideration, <> (the "Holder") is entitled, at any time prior to 5:00 p.m., Vancouver time, on December 5, 2008, upon and subject to the terms and conditions set forth herein and in the schedules attached hereto, including the execution of the Representation Letter attached hereto as Schedule "C" which schedules form an integral part hereof and shall be deemed to be incorporated herein (the whole being referred to herein as this "Broker Warrant Certificate" and the rights of the Holder represented by this Broker Warrant Certificate being referred to herein as this "Broker Warrant"), to subscribe in whole or in part for up to <> shares of common stock, US$ 0.001 par value ("Common Shares" and which term shall include any other shares or securities to be issued in addition thereto or in substitution or replacement therefor as provided herein) of U.S. Geothermal Inc. (the "Corporation"), a corporation incorporated pursuant to the laws of the State of Delaware.

The purchase price (the purchase price in effect from time to time being called the "Exercise Price") payable for each Common Share subscribed for upon the exercise of this Broker Warrant shall be $2.08, subject to adjustment in the events and in the manner set forth herein. No fractional Common Shares will be issuable upon any exercise of this Broker Warrant and the Holder will not be entitled to any cash payment or compensation in lieu of a fractional Common Share.

This Broker Warrant shall become wholly void and the unexercised portion of the subscription rights represented hereby will expire and terminate at 5:00 p.m., Vancouver time, on December 5, 2008 (the "Expiry Time").

All Common Shares which are to be issued upon the exercise of this Broker Warrant shall be issued to the Holder, upon payment therefor of the amount for which the Common Shares which may at the time be purchased pursuant to the provisions hereof, and the Holder shall be deemed to have become the holder of record of such Common Shares, on the date of delivery of this Broker Warrant Certificate together with payment for the Common Shares so subscribed for, unless the transfer books of the Corporation shall be closed on such date, in which event the Common Shares so subscribed for shall be deemed to be issued, and the Holder shall be deemed to have become the holder of record of such Common Shares, on the date on which such transfer books are reopened and such Common Shares shall be issued at the purchase price in effect on the date of delivery of this Broker Warrant Certificate together with payment for the Common Shares subscribed for by the Holder.

The Holder may purchase less than the number of Common Shares which the Holder is entitled to purchase hereunder on delivery of this Broker Warrant Certificate, in which event a new certificate, in form identical hereto but with appropriate changes, representing the Common Shares not purchased, shall be issued to the Holder.

This Broker Warrant does not entitle the Holder to any rights or interest whatsoever as a shareholder of the Corporation or any other rights or interests except as expressly provided in this Broker Warrant Certificate.

This Broker Warrant may be assigned and transferred by the Holder thereof on notice to the Corporation and subject to compliance by the Holder with applicable laws.

If this Broker Warrant Certificate or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new certificate, in form identical hereto but with appropriate changes, representing any unexercised portion of the subscription rights represented hereby to replace the certificate so stolen, lost, mutilated or destroyed.

By acceptance hereof, the Holder hereby represents and warrants to the Corporation that the Holder is acquiring this Broker Warrant as principal for its own account and not for the benefit of any other person.

All amounts of money referred to in this Broker Warrant Certificate refer to lawful money of the United States of America.

This Broker Warrant shall enure to the benefit of, and shall be binding upon, the Holder and the Corporation and their respective successors.

IN WITNESS WHEREOF the Corporation has caused this Broker Warrant Certificate to be issued under the signature of a properly authorized officer of the Corporation.

          DATED as of the 5th day of June, 2007.

U.S. GEOTHERMAL INC.

By:	________________________________________________
Authorized Signatory

SCHEDULE A

Additional Terms and Conditions of this Broker Warrant

1.

Exercise: In the event that the Holder desires to exercise the right to purchase Common Shares conferred hereby, the Holder shall (a) complete to the extent possible in the manner indicated and execute a subscription form in the form attached as Schedule B to this Broker Warrant Certificate, (b) surrender this Broker Warrant Certificate to the Corporation in accordance with section 7 of Section A to the Broker Warrant Certificate, and (c) pay the amount payable on the exercise of this Broker Warrant in respect of the Common Shares subscribed for by certified cheque, bank draft or money order in lawful money of the United States of America payable to the Corporation or by transmitting same day funds in lawful money of the United States of America by wire to such account as the Corporation shall direct the Holder. Upon such surrender and payment as aforesaid, the Holder shall be deemed for all purposes to be the holder of record of the number of Common Shares to be so issued and the Holder shall be entitled to delivery of certificates representing such Common Shares and the Corporation shall cause such certificate or certificates to be delivered to the Holder at the address specified in the subscription form, as soon as practicable, but in any event, within five business days of such surrender and payment as aforesaid. No fractional Common Shares will be issuable upon any exercise of this Broker Warrant and the Holder will not be entitled to any cash payment or compensation in lieu of a fractional Common Share.

2.

Covenants, Representations and Warranties: The Corporation hereby covenants and agrees that it is authorized to issue the Common Shares from time to time subscribed for and purchased in the manner provided in this Broker Warrant Certificate and the certificates representing such Common Shares to be issued and that, at all times prior to the Expiry Time, it will reserve and there will remain unissued a sufficient number of Common Shares to satisfy the right of purchase provided in this Broker Warrant Certificate. The Corporation hereby further covenants and agrees that it will at its expense expeditiously use its best efforts to obtain the listing of such Common Shares (subject to issue or notice of issue) on each stock exchange or over-the-counter market on which the Common Shares may be listed from time to time. All Common Shares which are issued upon the exercise of the right of purchase provided in this Broker Warrant Certificate, upon payment therefore, of the amount at which such Common Shares may be purchased pursuant to the provisions of this Broker Warrant Certificate, shall be and be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof. The Corporation hereby represents and warrants that this Broker Warrant Certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Broker Warrant Certificate.

3.

Adjustment Provisions: In case of any reclassification, capital reorganization, stock dividend, or other change of outstanding Common Shares, or in case of any consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification, capital reorganization, stock dividend, or other change of outstanding Common Shares), or in case of any sale or conveyance to another corporation of the property of the Corporation as, or substantially as, an entirety (other than a sale/leaseback mortgage or other financing transaction), the Corporation shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Broker Warrant, to purchase the kind and number of Common Shares others securities or property (including cash) receivable upon such reclassification, capital reorganization, stock dividend, or other change, consolidation, merger, sale or conveyance as the Holder would have been entitled to receive had the Holder exercised this Broker Warrant in full immediately before such reclassification, capital reorganization, stock dividend, or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations, stock dividends, and other changes of outstanding Common Shares and to successive consolidations, mergers, sales or conveyances. The Corporation shall have the exclusive authority to make all such adjustments.

4.

Further Assurances: The Corporation hereby covenants and agrees that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all and every such other act, deed and assurance as the Holder shall reasonably require for the better accomplishing and effectuating of the intentions and provisions of this Broker Warrant Certificate.

5.	Time: Time shall be of the essence of this Broker Warrant Certificate.

6.	Laws: This Broker Warrant Certificate shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein'.

7.

Notices: All notices or other communications to be given under this Broker Warrant Certificate shall be delivered by hand or by telecopier and, if delivered by hand, shall be deemed to have been given on the delivery date and, if sent by telecopier, on the date of transmission if sent before 4:00 p.m. on a business day or, if such day is not a business day, on the first business day following the date of transmission.

Notices to the Corporations shall be addressed to :

U.S. Geothermal Inc.
1509 Tyrell Lane, Suite B
Boise, Idaho USA
83706

Attention:	Daniel Kunz, Chief Executive Officer
Telecopier:	208-424-1030

Notices to the Holder shall be addressed to:
<>

Attention: <>
Telecopier: <>

The Corporation or the Holder may change its address for service by notice in writing to the other of them specifying its new address for service under this Broker Warrant Certificate.

8.	Legends on Common Shares:

	(1)	Common Shares: Any certificate representing Common Shares issued upon the exercise of this Broker Warrant prior to the date which is four months and one day after the date hereof will bear the following legends:

		(i)	"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE OCTOBER 6 ,2007."

		(ii)	WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL, OCTOBER 6. 2007.

And

		(iii)	THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO U.S. GEOTHERMAL INC. (THE "CORPORATION"), (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATIONS UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, OR (E) WITH THE PRIOR WRITTEN CONSENT OF THE CORPORATION, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS; PROVIDED THAT, IN CONNECTION WITH A TRANSFER PURSUANT TO (C), (D) OR (E) ABOVE, AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION HAS BEEN PROVIDED TO THE CORPORATION TO SUCH EFFECT.

provided that at any time subsequent to the date which is four months and one day after the date hereof any certificate representing such Common Shares may be exchanged for a certificate or certificates bearing neither legend in paragraphs (i) and (ii) above. The Corporation hereby covenants and agrees that it will use the best efforts thereof to deliver or to cause to be delivered a certificate or certificates representing such Common Shares bearing no such legends as soon as practicable, but in any event, within five business days after receipt of the legended certificate or certificates.

SCHEDULE B

TO: U.S. GEOTHERMAL INC.

SUBSCRIPTION FORM

The undersigned hereby subscribes for shares of Common stock, par value US $0.0001 ("Common Shares") of U.S. Geothermal Inc. (the "Corporation") (or such other number of Common Shares or other securities to which such subscription entitles the undersigned in lieu thereof or in addition thereto pursuant to the provisions of the broker warrant certificate (the "Broker Warrant Certificate") dated as of the 5th day of June, 2007 issued by the Corporation to the Holder) at the purchase price of $2.08 per Common Share (or at such other purchase price as may then be in effect under the provisions of the Broker Warrant Certificate) and on and subject to the other terms and conditions specified in the Broker Warrant Certificate and hereunder and encloses herewith a certified cheque, bank draft or money order in lawful money of Canada payable to the Corporation or has transmitted same day funds in lawful money of Canada by wire to such account as the Corporation directed the undersigned in payment of the subscription price.

By executing this subscription form the undersigned represents and warrants that the undersigned acknowledges the restrictions on transfer applicable to the common shares under the United States Securities Act of 1933, as amended).

The undersigned represents it is acquiring the Common Shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

The undersigned represents and warrants that it received the Broker Warrant directly from the Corporation as partial payment for agency services rendered in connection with the offering of Common Shares of the Corporation which closed on June 5, 2007, and (i) is on the date of exercise, and was on the date of acquisition of the Broker Warrant, an institutional “accredited investor” (“Institutional Accredited Investor”) that satisfies one or more of the criteria set forth in Rule 501(a)(1), (2), (3) or (7) of Regulation D under United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and is exercising the Broker Warrant for its own account, (ii) has had access to such current public information concerning the Corporation as it considered necessary in connection with its investment decision, (iii) understands that the common shares have not been registered under the U.S. Securities Act, (iv) agrees to the restrictions on transfer and resale more fully described in the Broker Warrant Certificate.

The undersigned represents and warrants that it is an “accredited investor” as that term is defined in National Instrument 45-106 of the Canadian Securities Administrators.

All amounts referred to in this subscription form refer to lawful money of the United States of America.

The undersigned hereby directs that the Common Shares subscribed for be registered and delivered as follows:

Name in Full	Address	Number of
	(include Postal Code)	Common Shares

DATED this _______ day of ______, 200_.

___________________________________________
(Print Name of Holder)

By: ___________________________________________
Name:
Title:

SCHEDULE C

REPRESENTATION LETTER

TO: U.S. Geothermal Inc. (the “Corporation”)

1.

As consideration for the services provided as agent in connection with the issue and sale of shares of common stock of the Corporation (the "Offering") closing on June 5, 2007 (the "Closing Date"), the Corporation has agreed to issue to <> (the "Agent") on the Closing Date, a broker warrant (the "Broker Warrant") which will entitle the Agent to purchase up to <> shares of common stock of the Corporation, US$ 0.001 par value (the "Common Shares") at a price per Common Share of $2.08 at any time prior to 5:00 p.m. (Vancouver time) on December 5, 2008. The Broker Warrant and the Common Shares are collectively referred to herein as the "Securities").

2.	By executing this Representation Letter, the Agent represents, warrants and covenants to the Corporation, (and acknowledges that the Corporation is relying thereon) as follows:

(a)

it understands that the Securities have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or any applicable state securities laws and that the offer and sale of the Broker Warrant to it will be made in reliance upon an exemption from registration available to the Corporation for offers and sales to institutional "accredited investors" ("Institutional Accredited Investors") that satisfy one or more of the criteria set forth in Rule 501(a)(1), (2), (3) or (7) of Regulation D under U.S. Securities Act;

	(b)	it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Securities;

	(c)	it is an “accredited investor” as that term is defined in National Instrument 45-106 of the Canadian Securities Administrators;

(d)

it is an Institutional Accredited Investor and is acquiring the Securities for its own account and not on behalf of any other person for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of United States federal or state securities laws;

(e)

it acknowledges that it has not received the Broker Warrant as a result of any general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act), including any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(f)

it understands and acknowledges that the Securities are currently "restricted securities" within the meaning of Rule 144 under the U.S. Securities Act and that if it decides to offer, sell or otherwise transfer any of the Securities, the Securities may be offered, sold or otherwise transferred only: (i) to the Corporation,

(ii) pursuant to an effective registration statement under the U.S. Securities Act (iii) outside the United States in compliance with the requirements of Rule 904 ofRegulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations, (iv) in compliance with an exemption from registration under the U.S. Securities Act provided by Rule 144 or Rule 144A thereunder, if available, and, in either case, in compliance with any applicable state securities laws, or (v) in a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws, and, in the case of a proposed transfer pursuant to (iv) or (v) above, it has furnished to the Corporation an opinion of counsel or other evidence of exemption in form and substance satisfactory to the Corporation to such effect;

(g)

it will provide to the Corporation, on exercise of the Broker Warrant prior to effectiveness of any registration statement covering the Common Shares, a written certification that it received the Broker Warrant directly from the Corporation in connection with the Offering and (i) is on the date of exercise, and was on the date of acquisition of the Broker Warrant, an Institutional Accredited Investor, and is exercising the Broker Warrant for its own account, (ii) has had access to such current public information concerning the Corporation as it considered necessary in connection with its investment decision, (iii) understands that the common shares have not been registered under the U.S. Securities Act, (iv) agrees to the restrictions on transfer and resale more fully described in this Broker Warrant Certificate;

(h)

it understands that the certificates representing the Common Shares issued upon exercise of the Broker Warrant prior to effectiveness of any registration statement covering the Common Shares will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available;

(i)

it consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer set forth and described herein; and

(j)

it understands and acknowledges that it is making the representations and warranties and agreements contained herein with the intent that the they may be relied upon by the Corporation in determining its eligibility to receive the Broker Warrant.

Dated:	[Name of Holder]

By: _______________________________________________
Title: